SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                              [Amendment No. _____]


Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material under ss. 240.14a-12

                       American Locker Group Incorporated

 ------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

 ------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required
[ ] $125 per Exchange Act Rules O-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or Item
    22(a)(2) of Schedule 14A.
[ ] Fee computed on table below per Exchange Act Rules 14(a)-6(i)(4) and O-11.

    1) Title of each class of securities to which transaction applies:

       -----------------------------------------------------------------------

    2) Aggregate number of securities to which transaction applies:

       -----------------------------------------------------------------------

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule O-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

       -----------------------------------------------------------------------

    4) Proposed maximum aggregate value of transaction:

       -----------------------------------------------------------------------

    5) Total fee paid:

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[ ] Fee paid previously by written preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:
                              ------------------------------------------------

    2) Form Schedule for Registration Statement No.
                                                   ---------------------------

    3) Filing Party:
                    ----------------------------------------------------------

    4) Date Filed:
                  ------------------------------------------------------------

                              AMERICAN LOCKER GROUP
                                  INCORPORATED

                                608 ALLEN STREET
                            JAMESTOWN, NEW YORK 14701


                                   ----------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 11, 2004
                                   ----------



TO THE STOCKHOLDERS:

     The Annual Meeting of Stockholders will be held at the offices of Kirkpatrick & Lockhart LLP, Henry W. Oliver Building, 535 Smithfield Street, (Second Floor), Pittsburgh, PA 15222 on Tuesday, May 11, 2004, at 10:00 a.m., Eastern Daylight Time, for the following purposes:

     1. To elect a Board of Directors consisting of seven persons to serve until the next Annual Meeting of Stockholders and until their respective successors are duly elected and qualified;

     2. To consider and act upon such other matters as may properly come before the meeting.

     The Board of Directors has fixed the close of business on March 16, 2004 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting.

     Whether or not you expect to attend the meeting in person, you are urged to sign, date and return the enclosed proxy promptly to the Company in the enclosed postage paid envelope.

                            By Order of the Board of Directors

                                            Charles E. Harris
                                                Secretary

Jamestown, New York
April 8, 2004

                              AMERICAN LOCKER GROUP
                                  INCORPORATED

                                608 ALLEN STREET
                            JAMESTOWN, NEW YORK 14701
                                   ----------

                                 PROXY STATEMENT
                                   ----------

                         ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 11, 2004

     This Proxy Statement and the enclosed proxy, which are being mailed to stockholders commencing on or about April 8, 2004, are furnished in connection with the solicitation by the Board of Directors of American Locker Group Incorporated (referred to in this Proxy Statement as the "Company") of proxies for the Annual Meeting of Stockholders of the Company to be held on Tuesday, May 11, 2004, at 10:00 a.m., Eastern Daylight Time, at the offices of Kirkpatrick & Lockhart LLP, Henry W. Oliver Building, (2nd Floor), 535 Smithfield Street, Pittsburgh, PA 15222.

     Only holders of Common Stock of record at the close of business on March 16, 2004, will be entitled to notice of and to vote at the Annual Meeting. On that date there were outstanding [1,534,146] shares of Common Stock. Each share of the Company's outstanding Common Stock is entitled to one vote on all matters to come before the Annual Meeting.

     If the enclosed Proxy is properly executed and returned, it may nevertheless be revoked at any time prior to its use by execution of a later dated proxy, by voting in person at the Annual Meeting or by written or verbal notice of such revocation to the Secretary of the Company at any time before such proxy is voted.

     A copy of the 2003 Annual Report of the Company is being mailed with this Proxy Statement.


PROXY SOLICITATION AND EXPENSES OF SOLICITATION

     Proxies are being solicited on behalf of the Board of Directors of the Company and the expenses of soliciting proxies will be borne by the Company. Solicitation will be made primarily by mail, but directors, officers and regular employees of the Company may solicit proxies personally, by mail, or by telephone or facsimile. The Company will not pay any compensation for the solicitation of proxies, but will reimburse banks, brokers and other custodians, nominees or fiduciaries for their reasonable expenses incurred in sending proxy material to beneficial owners and obtaining their proxies.

                                  INTRODUCTION


PURPOSE OF THE ANNUAL MEETING

     The Annual Meeting will be held for the purpose of electing seven directors to serve for a term of one year and until their successors are duly elected and qualified.

                              ELECTION OF DIRECTORS

     Seven persons, constituting the entire Board of Directors of the Company, are to be elected at the 2004 Annual Meeting of Stockholders to serve until the next Annual Meeting of Stockholders and until their successors are duly elected and qualified. It is intended that the accompanying proxy will be voted for the election of the seven nominees on the following pages. Six of the nominees were elected by the stockholders of the Company at the 2003 Annual Meeting of Stockholders. Four of the nominees, Anthony J. Crisafio, Donald I. Dussing, Jr., Thomas Lynch IV and Jeffrey C. Swoveland, have been determined by the Company to be "independent" as defined in applicable regulations issued by the Securities and Exchange Commission and NASDAQ.

     The Company does not have a nominating committee or a committee performing similar functions. The nominees identified in the proxy statement were recommended to the Board of Directors at a meeting of the independent Directors at which Jeffrey Swoveland, Donald Dussing, Jr. and Thomas Lynch IV participated. The Company did not pay any third party to assist in the process of identifying or evaluating candidates.

     All nominees have indicated that they are willing and able to serve as directors if elected. If any nominees should be unable or unwilling to serve, the proxies will be voted for the election of such person as shall be designated by the Board of Directors to replace such nominee.

     The Company is organized under the laws of the State of Delaware. The General Corporation Law of the State of Delaware requires that directors be elected by a plurality of the votes of the shares present in person or represented by proxy at a meeting and entitled to vote in the election of directors. Accordingly, abstentions from voting and broker non-votes will have no effect on the outcome of such proposal. The stockholders of the Company are not entitled to vote cumulatively in the election of directors.

                         DIRECTOR NOMINATING PROCEDURES

     Nominees for director of the Company are recommended by the independent members of the Board of Directors (as defined by Securities and Exchange Commission ("SEC") and NASDAQ regulations) and selected by the Board of Directors. The Company does not have a nominating committee and relies on the independent Directors to serve this function. The independent Directors and the Board will consider candidates proposed by the stockholders of the Company, taking into consideration the needs of the Board of Directors and the candidate's qualifications. To have a candidate considered by the independent Directors and the Board, a shareholder must submit the recommendation in writing and must include the following information:

     o    The name and address of the proposed candidate;
     o The proposed candidates resume or a list of his or her qualifications to be a director of the Company;
     o A description of what would make such person a good addition to the Board of Directors;
     o A description of any relationship that could affect such person's qualifying as an independent director, including identifying all other public company board and committee memberships;
     o A confirmation of such person's willingness to serve as a director if selected by the independent Directors and the Board;
     o The name of the stockholder submitting the name of the proposed candidate, together with information as to the number of shares owned and the length of time of ownership; and
     o Any information about the proposed candidate that would, under the federal proxy rules, be required to be included in the Company's proxy statement if such person were a nominee.

     The stockholder recommendation and information described above must be sent to the Corporate Secretary at 608 Allen Street, Jamestown, New York 14701 and, in order to allow for timely consideration, must be received not less than 120 days in advance of the anniversary date of the release of the proxy statement for the most recent annual meeting of shareholders

     Once a person has been identified by the independent Directors as a potential candidate, the independent Directors may collect and review publicly available information regarding the person to assess whether the person should be considered further. Generally, if the person expresses a willingness to be considered and to serve on the Board of Directors and the independent Directors believe that the candidate has the potential to be a good candidate, the independent Directors would seek to gather information from or about the candidate, including through one or more interviews as appropriate and review his or her accomplishments and qualifications generally, including in light of any other candidates that the Committee may be considering. The independent
Directors evaluation process does not vary based on whether the candidate is recommended by a stockholder.


                    INFORMATION AS TO NOMINEES FOR DIRECTORS

     The following sets forth certain information concerning the nominees for election as directors, including the number of shares of Common Stock of the Company beneficially owned directly or indirectly, by each on March 25, 2004. Also included are the names of other companies filing reports pursuant to the Securities Exchange Act of 1934, as amended, for which the nominees serve as directors or trustees. There are no family relationships between any nominees or principal officers of the Company.

ALAN H. FINEGOLD

     Mr. Alan H. Finegold, 61, a director since 1994, and a member of the Executive Committee, has, for the past five years, been affiliated with the Law Offices of Alan H. Finegold, LLC, a law firm, and the Alan H. Finegold Company, which provides estate planning services.


THOMAS LYNCH, IV

     Mr. Thomas Lynch, 60, a director since 1994, and a member of the Executive Compensation Committee and the Audit Committee, has served as a First Vice President of Janney, Montgomery and Scott, a brokerage firm, for more than five years.


ROY J. GLOSSER

     Mr. Roy J. Glosser, 43, a director since 1996, has been President, Chief Operating Officer and Treasurer of the Company for more than five years.


EDWARD F. RUTTENBERG

     Mr. Edward F. Ruttenberg, 57, a director since 1996, has been Chairman and Chief Executive Officer of the Company for more than five years. He has served as President and a director of Rollform of Jamestown, Inc., a rollforming company, for more than five years.

ANTHONY J. CRISAFIO

     Mr. Anthony J. Crisafio, 50, has been an independent business consultant, providing financial and operational advice and services to businesses, and a small business owner for more than five years. He is a certified public accountant licensed in the Commonwealth of Pennsylvania.


JEFFREY C. SWOVELAND

     Mr. Jeffrey C. Swoveland, 48, a director since 1997, serves as Chief Financial Officer of Body Media, a life-science company specializing in non-invasive recording and translation of multi-parameter physiologic and lifestyle data. Prior to September 2000, he served as Vice President-Finance and Treasurer of Equitable Resources, Inc. He served as Interim Chief Financial Officer of Equitable Resources, Inc. from October 1997 to July 1999. He serves as a director of Petroleum Development Corporation.


DONALD I. DUSSING, JR.

     Mr. Donald I. Dussing, Jr., 62, a director since 1998, has served as Senior Vice-President/Consultant of Manufacturers and Traders Trust Company since May

1, 2003. Prior to that time, he served as President - Buffalo Division, Manufacturers and Traders Trust Company since April 1, 1999. He serves as a director of Niacet Corporation.


STOCK OWNERSHIP OF NOMINEES AND EXECUTIVE OFFICERS

     As of March 25, 2004, the nominees for director and the persons named in the section of this Proxy Statement entitled "Compensation and Other Transactions with Management and Others" owned the following shares of Common Stock of the Company:

NAME AND ADDRESS OF          AMOUNT AND NATURE OF                     PERCENT
BENEFICIAL OWNER             BENEFICIAL OWNERSHIP                     OF CLASS
--------------------------------------------------------------------------------

Alan H. Finegold                   10,000(1)                              *
4290 N.E. Joe's Point Road
Stuart, FL  34996

Roy J. Glosser                     33,300(2)                             2.1%
608 Allen Street
Jamestown, NY 14702-1000

Thomas Lynch, IV                       0                                  *
201 Lexington Avenue
Pittsburgh, PA  15215

Edward F. Ruttenberg               64,302(3)                             4.1%
5864 Aylesboro Avenue
Pittsburgh, PA  15217

Anthony J. Crisafio                    0                                  *
5505 Woodmont Street
Pittsburgh, PA 15217

Jeffrey C. Swoveland                   0                                  *
5870 Aylesboro Avenue
Pittsburgh, PA  15217

Donald I. Dussing, Jr.               6,000                                *
6201 Senate Circle
East Amherst, New York  14051

David L. Henderson                  25,250(4)                            1.7%
5770 Rothesay Drive
Dublin, Ohio  43017

(*)      Less than 1%

(1) Includes 3,000 shares which Mr. Finegold has the right to acquire under stock options.

(2) Includes 22,000 shares which Mr. Glosser has the right to acquire under stock options. Also includes 800 shares owned by Mr. Glosser's wife with respect to which Mr. Glosser disclaims beneficial ownership.

(3) Includes 25,000 shares which Edward F. Ruttenberg has the right to obtain under stock options. Also includes 31,970 shares held by Edward F. Ruttenberg, 2,000 shares held jointly by Edward F. Ruttenberg and Sara Ruttenberg and 5,332 shares held by Rollform of Jamestown, Inc. in which Edward F. Ruttenberg and his immediate family own a 97% interest.

(4) Includes 5,000 shares which Mr. Henderson has the right to acquire under stock options.

     All directors and executive officers of the Company as a group (nine persons) and persons who may be deemed to be part of the group with a director owned beneficially 138,852 shares of Company Common Stock, or approximately 8.7% of the shares outstanding, on March 25, 2004. For purposes of the foregoing sentence, shares subject to stock options held by such persons (55,000 shares) are included in the number of shares held and the total number of shares outstanding.


                     INFORMATION WITH RESPECT TO COMMITTEES
                          AND COMPENSATION OF DIRECTORS

     During 2003, the Board of Directors met two times, the Stock Option-Executive Compensation Committee met one time, and the Audit Committee met four times. The functions of the Audit Committee are described below under the caption "Audit Committee Charter - Responsibilities and Processes". The functions of the Stock Option-Executive Compensation Committee consist of determining compensation to be paid to executive officers of the Company and administering all stock option plans of the Company, including making decisions relative to the grant of options. The report of the Stock Option-Executive Compensation Committee is set forth below under the caption "Report on Executive Compensation". The function of the Executive Committee is to exercise the powers of the Board of Directors in the management of the affairs of the Company between the meetings of the Board of Directors. The Company does not have a nominating committee.

     Each director who is not a salaried employee of the Company is paid an annual fee of $3,500 and a fee of $300 for each meeting of the Board of Directors or of a Committee of the Board which he attends. Only one fee is payable if the Board and a Committee meet on the same day.

     All directors attended more than 75% of the aggregate total number of meetings held in 2003 by the Board of Directors and the Committees of the Board of Directors on which they serve.


                       COMPENSATION AND OTHER TRANSACTIONS
                           WITH MANAGEMENT AND OTHERS

     The following information is given for 2003, 2002 and 2000 with respect to the compensation which was paid or accrued for services in such years, or which was paid in such years for services in prior years but not included in the remuneration table in prior years' proxy statements, for each of the three highest paid executive officers of the Company whose aggregate compensation from the Company and its subsidiaries exceeded $100,000:


=================================================================================================================================
                           SUMMARY COMPENSATION TABLE

------------------------------- ------------------------------------------ --------------------------- --------------------------
                                                                                  LONG TERM              ALL OTHER COMPENSATION
 NAME AND PRINCIPAL POSITION            ANNUAL COMPENSATION                      COMPENSATION                    (1)
------------------------------- ------------------------------------------ --------------------------- --------------------------
                                                                                     AWARDS
                                                                           ---------------------------
                                                                                 Securities
                                                                                 Underlying
                                Year        Salary         Bonus                Options/SARs(#)
------------------------------- ----------- -------------- --------------- --------------------------- --------------------------
Edward F. Ruttenberg            2001        $180,240       $150,000                    -                          $0
Chairman and Chief Executive    2002        $187,440       $160,000                    -                          $0
Officer                         2003        $196,812       $120,000                    -                          $0

------------------------------- ----------- -------------- --------------- --------------------------- --------------------------
Roy J. Glosser                  2001        $162,240       $125,000                    -                          $0
President, Chief Operating      2002        $168,720       $130,000                    -                          $0
Officer and Treasurer           2003        $177,156       $ 97,500                    -                          $0
------------------------------- ----------- -------------- --------------- --------------------------- --------------------------
------------------------------- ----------- -------------- --------------- --------------------------- --------------------------
David Henderson                 2001        $ 98,520      $  45,000                    -                          $0
Vice President/General Manager  2002        $102,480       $ 40,500                    -                          $0
American Locker Security        2003        $105,540       $ 25,000                    -                          $0
Systems, Inc.
=============================== =========== ============== =============== =========================== ==========================


(1) In accordance with applicable regulations, the amounts do not include perquisites and other personal benefits received by the named officers because the aggregate value of such benefits did not exceed the lesser of $50,000 or 10 percent of the total salary and bonus for the named officers.


STOCK OPTIONS

1988 Plan
---------

     In May 1988 the stockholders of the Company approved the American Locker Group Incorporated 1988 Stock Incentive Plan (the "1988 Plan"). Grants under the 1988 Plan were to be granted to certain officers and directors of the Company by the Executive Compensation Committee of the Board of Directors (the "Committee") in its discretion. Under terms of the 1988 Plan, no new options can be granted after February 29, 1998.

     The 1988 Plan provides for the grant of rights to receive cash and/or Company Common Stock, including options intended to qualify as incentive stock options under Section 422A of the Internal Revenue Code of 1986, as amended, and options not intended so to qualify. The 1988 Plan provides that the exercise price of stock options must be no less than the fair market value on the date of grant of the shares of Company Common Stock subject thereto and no stock option granted under the 1988 Plan may be exercisable more than ten years after its grant. In the case of a holder of 10% or more of the Company Common Stock, options intended to be incentive stock options must have an exercise price of at least 110% of the fair market value of the underlying shares of Company Common Stock on the date of grant and such options must expire within five years of the date of grant.

     Upon exercise of a stock option, the option price is required to be paid in cash, or at the discretion of the Committee, in shares of Company Common Stock, valued at the fair market value thereof on the date of payment, or in a combination of cash and shares of Company Common Stock. The 1988 Plan authorizes the Committee, in the event of any tender offer or exchange offer (other than an offer by the Company) for shares of Company Common Stock, to take such action as it may deem appropriate to enable the recipients of outstanding awards to avail themselves of the benefits of such offer, including acceleration of payment or exercise dates and purchase outstanding stock options.

     During 2003, options with respect to 17,000 shares were exercised with respect to shares under the 1988 Plan.


1999 Plan
---------

     In May 1999 the stockholders of the Company approved the American Locker Group Incorporated 1999 Stock Incentive Plan (the "1999 Plan").

     Administration. The 1999 Plan is administered by the Stock Option-Executive Compensation Committee of the Board of Directors of the Company (the "Committee") comprised of at least two persons. The Committee has the sole discretion to interpret the 1999 Plan, establish and modify administrative rules, impose conditions and restrictions on awards, and take such other actions as it deems necessary or advisable. In addition, the full Board of Directors of the Company can perform any of the functions of the Committee under the 1999 Plan.

     Amount of Stock. The 1999 Plan provides for awards of up to 150,000 shares of Common Stock. The number and kind of shares subject to outstanding awards, the purchase price for such shares and the number and kind of shares available for issuance under the 1999 Plan is subject to adjustments, in the sole discretion of the Committee, in connection with the occurrence of mergers, recapitalizations and other significant corporate events involving the Company. The shares to be offered under the 1999 Plan will be either authorized and unissued shares or issued shares which have been reacquired by the Company.

     Eligibility and Participation. The participants under the 1999 Plan will be those employees and consultants of the Company or any subsidiary who are selected by the Committee to receive awards, including officers who are also directors of the Company or its subsidiaries. Approximately five persons will initially be eligible to participate. No participant can receive awards under the 1999 Plan in any calendar year in respect of more than 15,000 shares of Common Stock.

     Amendment or Termination. The 1999 Plan has no fixed expiration date. The Committee will establish expiration and exercise dates on an award-by-award basis. However, for the purpose of awarding incentive stock options under
Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") ("incentive stock options"), the 1999 Plan will expire ten years from its effective date of May 13, 1999.

     Stock Options. The Committee may grant to a participant incentive stock options, options which do not qualify as incentive stock options ("non-qualified stock options") or a combination thereof. The terms and conditions of stock option grants including the quantity, price, vesting periods, and other conditions on exercise will be determined by the Committee. Incentive stock option grants shall be made in accordance with Section 422 of the Code.

     The exercise price for stock options will be determined by the Committee at its discretion, provided that the exercise price per share for each stock option shall be at least equal to 100% of the fair market value of one share of Common Stock on the date when the stock option is granted.

     Upon a participant's termination of employment for any reason, any stock options which were not exercisable on the participant's termination date will expire, unless otherwise determined by the Committee.

     Upon a participant's termination of employment for reasons other than death, disability or retirement, the participant's stock options will expire on the date of termination, unless the right to exercise the options is extended by the Committee at its discretion. In general, upon a participant's termination by reason of death or disability, stock options which were exercisable on the participant's termination date (or which are otherwise determined to be exercisable by the Committee) may continue to be exercised by the participant (or the participant's beneficiary) for a period of twelve months from the date of the participant's termination of employment, unless extended by the Committee. Upon a participant's termination by reason of retirement, stock options which were exercisable upon the participant's termination date (or which are otherwise determined to be exercisable by the Committee) may continue to be exercised by the participant for a period of three months from the date of the participant's termination of employment, unless extended by the Committee. If upon the disability or retirement of the participant, the participant's age plus years of continuous service with the company and its affiliates and predecessors (as combined and rounded to the nearest month) equals 65 or more, then all of the participant's options will be exercisable on the date of such disability or retirement for the exercise period stated above. In no event, however, may the options be exercised after the scheduled expiration date of the options.

     Subject to the Committee's discretion, payment for shares of Common Stock on the exercise of stock options may be made in cash, by the delivery (actually or by attestation) of shares of Common Stock held by the participant for at least six months prior to the date of exercise, a combination of cash and shares of Common Stock, or in any other form of consideration acceptable to the Committee (including one or more "cashless" exercise forms).

     Stock Appreciation Rights. Stock appreciation rights ("SARs") may be granted by the Committee to a participant either separate from or in tandem with non-qualified stock options or incentive stock options. SARs may be granted at the time of the stock option grant or, with respect to non-qualified stock options, at any time prior to the exercise of the stock option. A SAR entitles the participant to receive, upon its exercise, a payment equal to (i) the excess of the fair market value of a share of Common Stock on the exercise date over the SAR exercise price, times (ii) the number of shares of Common Stock with respect to which the SAR is exercised.

     The exercise price of a SAR is determined by the Committee, but in the case of SARs granted in tandem with stock options, may not be less than the exercise price of the related stock option. Upon exercise of a SAR, payment will be made in cash or shares of Common Stock, or a combination thereof, as determined at the discretion of the Committee.

     Change in Control. In the event of a change in control of the Company, all stock options and SARs will immediately vest and become exercisable. In general, events which constitute a change in control include: (i) acquisition by a person of beneficial ownership of shares representing 30% or more of the voting power of all classes of stock of the Company; (ii) during any year or period of two consecutive years, the individuals who at the beginning of such period constitute the Board no longer constitute at least a majority of the Board;
(iii) a reorganization, merger or consolidation; or (iv) approval by the stockholders of the Company of a plan of complete liquidation of the Company.

     No options were granted in 2002 under the 1999 Plan. No options were exercised in 2003 under the 1999 Plan.

     The following table sets forth information with respect to the persons named in the Executive Compensation Table concerning the exercise of options during the last fiscal year and unexercised options held as of December 31, 2003. Share data reflects the four for one stock distribution which was distributed on June 25, 1998.



               AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                          AND FY-END OPTION/SAR VALUES
====================== ================ ============== ========================== =================================


                           Shares                        Number of Unexercised          Value of Unexercised
        Name             Acquired on        Value        Number of Unexercised     in-the-Money Options/SARs at
                        Exercise (#)     Realized ($)  Options/SARS at FY-End(#)             FY-End($)(1)
---------------------- ---------------- -------------- ------------ ------------- ---------------- ----------------
                                                       Exercisable  Unexercisable    Exercisable    Unexercisable
---------------------- ---------------- -------------- ------------ ------------- ---------------- ----------------
Edward F. Ruttenberg         -0-             -0-            25,000      -0-           $85,250           -$0-
---------------------- ---------------- -------------- ------------ ------------- ---------------- ----------------
---------------------- ---------------- -------------- ------------ ------------- ---------------- ----------------
Roy J. Glosser             17,000         $173,018          22,000      -0-          $146,770           -$0-
---------------------- ---------------- -------------- ------------ ------------- ---------------- ----------------
---------------------- ---------------- -------------- ------------ ------------- ---------------- ----------------
David L. Henderson           -0-             -0-             5,000      -0-           $23,300           -$0-
====================== ================ ============== ============ ============= ================ ================


(1) Calculated on the basis of the closing price of the underlying securities at the closing of the market on December 31, 2003 ($11.16 per share) minus the applicable exercise price.

ESTIMATED RETIREMENT BENEFITS

     The Company's pension plan for salaried employees provides for an annual pension upon normal retirement computed under a career average formula, presently equal to 2% of an employee's eligible lifetime earnings, which includes salaries, commissions and bonuses. The following table sets forth the approximate annual benefits payable on normal retirement pursuant to the provisions of the pension plan for salaried employees to persons in specified lifetime average annual earnings categories and years-of-service classifications.

                              Annual pension benefits for years of
Lifetime average                    credited service shown(1)
annual earnings      10 years          20 years                 30 years
---------------      --------          --------                 --------

       50,000          10,000            20,000                  30,000
       75,000          15,000            30,000                  45,000
      100,000          20,000            40,000                  60,000
      125,000          25,000            50,000                  75,000
      150,000          30,000            60,000                  90,000


(1) Pension benefit amounts listed in the table are not subject to deduction for Social Security benefits.

     Roy J. Glosser is credited with eleven years service under such plan, David
L. Henderson is credited with thirteen years service and Edward F. Ruttenberg is credited with five years of service.

     Effective February 1, 1999, the Company has established a 401(K) Plan under which it matches employee contributions at the rate of $.10 per $1.00 of employee contributions up to 10% of employee's wages.


SUPPLEMENTAL RETIREMENT PLAN

     In December 1997, the Board of Directors of the Company adopted the American Locker Group Incorporated Supplemental Executive Retirement Plan (the "Supplemental Plan"), effective January 1, 1998. The Supplemental Plan provides for supplemental retirement benefits to certain executive level employees of the Company as established by the Executive Compensation Committee of the Board of Directors from time to time. No director of the Company may be the beneficiary of the Supplemental Plan unless such director also serves as an employee of the Company.

     The Supplemental Plan provides for payment by the Company to the participant of a specified monthly benefit and the provision by the Company of supplemental medical benefits for the benefit of the participant and his dependents (the "Health Benefit"). The obligations of the Company under the Supplemental Plan are triggered by the actual retirement of the participant (defined as the date on which the participant ceases, for reasons other than death, all active employment with the Company) or upon a change of control. For purposes of the Supplemental Plan, "Change of Control" is defined as a change in ownership or control of the Company such that (i) any person, as defined in
Section 13(d) or 14(d) of the Securities and Exchange Act of 1934 becomes beneficial owner of more than 50% of the Company; (ii) during any two year period (including periods prior to the adoption of the Supplemental Plan) there shall cease to be a majority of the Board of the Company comprised of individuals who at the beginning of such period were on the Board and any new members whose election was approved by a vote of the majority of the directors who were then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved; or (iii) the stockholders of the Company approve a merger or consolidation of the Company (other than merger or consolidation, which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent at least 80% of the combined voting power of the surviving entity after the merger or consolidation), the approval by the stockholders of the Company of a complete liquidation of the Company, or the Company enters into a plan to sell all or substantially all of the Company's assets, in a single transaction or series of related transactions.

     The Supplemental Plan also provides that upon the death of a participant, the Company shall continue to pay to the participant's spouse for the remainder of such spouse's life an amount equal to one-half of the benefit paid to the participant and to continue to provide the Health Benefit for the benefit of such spouse.

     As of December 31, 2003, no eligible employees or spouses are designated to receive benefits under the Supplemental Plan.

REPORT ON EXECUTIVE COMPENSATION

     This  Report  on   Executive   Compensation   is  furnished  by  the  Stock
Option-Executive Compensation Committee of the Board of Directors (referred to as the "Committee").

     In accordance with the rules of the Securities and Exchange Commission, this report is not incorporated by reference into any of the Company's registration statements under the Securities Act of 1933.

     The Committee consists of three members, Thomas Lynch IV, Jeffrey C. Swoveland, and Donald I. Dussing, Jr., all of whom are independent non-employee directors.

     The Committee is responsible for all aspects of executive compensation of the Company. It determines levels of executive compensation for each of the two principal executive officers of the Company and administers the Company's 1999 Stock Incentive Plan, the Company's 1988 Stock Incentive Plan, and the Supplemental Retirement Plan. Following its deliberations, the Executive Committee makes periodic reports to the entire Board of Directors.

     Compensation Philosophy - The Company's overall executive compensation objective is to attract and retain qualified executive officers by compensating them at levels comparable to those at similar businesses. The Company's compensation program for executive officers consists of five components:

          (1)  base salary;
          (2)  participation in bonus distributions;
          (3) participation in other welfare and benefit plans available to employees of the Company and its subsidiaries generally;
          (4)  participation in the 1999 Stock Incentive Plan;
          (5)  participation in the Supplemental Retirement Plan.

     Salary - The Committee reviews and, if appropriate, revises salary levels for the two principal executive officers of the Company annually. Salary adjustments made by the Committee generally become effective January 1 of each fiscal year.

     Executive officer salaries are determined in light of individual performance and corporate performance. In fixing the Chief Executive Officer's salary, the Committee also considers his effectiveness in achieving expansion and growth objectives of the Company.

     Bonus Distribution - The Committee, on an annual basis at the end of each fiscal year, allocates to key employees of the Company discretionary bonuses. These bonuses are drawn from a pool established at the time by the Committee based on factors including the operating results of the Company for such fiscal year. The Chief Executive Officer and the President make recommendations to the Committee for all eligible employees but decisions as to the amount of any such bonus to the two principal executive officers is determined by the Committee based on performance data submitted to it. The bonuses are paid in cash.

     1999 Stock Incentive Plan - The Stockholders of the Company adopted the 1999 Stock Incentive Plan in May 1999 to recruit and retain highly qualified managers, consultants and staff. The Committee administers the Plan which includes directing the amount of stock options awarded, selecting the persons to receive stock option awards, determining the terms, provisions and exercise prices for the stock options. The actual amount earned by any individual who receives stock options is determined by the performance of the Company's stock. The Committee uses the level of responsibility of an individual as a guideline to establish the size of stock option awards.

     Other Plans - The Company maintains other pension benefit and welfare plans for employees of the Company and its subsidiaries, including a defined benefit plan, a 401(k) plan, medical, disability and life insurance plans. Executive officers participate in these plans on a non-preferential basis.

     Supplemental Retirement Plan - Certain executive officers are eligible to participate in the Company's Supplemental Retirement Plan which provides for supplemental retirement benefits to certain executive level employees of Company. The Supplemental Retirement Plan is administered by the Committee. As of December 31, 2002, no present officer or employee of the Company has been granted rights under the Supplemental Retirement Plan.

     Compensation of Executive Officers in 2004 - The Committee recommended that 2004 base compensation remain the same as 2003 base compensation (excluding bonuses to executive officers) with respect to Mr. Glosser and Mr. Ruttenberg for calendar year 2004 as compared to calendar year 2003.

     The Committee believes that executive compensation fairly reflects the benefits received by the Company stockholders.

     Compensation of Chief Executive Officer - Mr. Ruttenberg's compensation is based on the same philosophy and policies for all executive officers and includes the same components as the executive officers. In November 1999, to assure Mr. Ruttenberg's continued service to the Company, he and the Company entered into a three year employment agreement. In 2002, the term of this employment agreement was extended to November 18, 2005. The Committee believes that Mr. Ruttenberg's compensation is reasonable, competitive and fair.

     Deductibility of Executive Compensation - Section 162(a) of the Internal Revenue Code imposes limits on tax deductions for annual compensation paid to a chief executive officer and other highly compensated officers unless the compensation qualifies as "performance-based" or is otherwise exempt under the law. The current levels of compensation of the executive officers of the Company are substantially below the levels at which the limitations of Section 162 are applicable. In the event that levels of compensation rise such that Section 162 should become applicable, the Committee intends to comply with the limitations of Section 162 unless such compliance is determined by the Committee not to be in the best interest of the Company at such time.

                                    THE STOCK OPTION-EXECUTIVE
                                    COMPENSATION COMMITTEE

                                        Thomas Lynch IV, Chairman
                                        Jeffrey C. Swoveland
                                        Donald I. Dussing, Jr.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     No member of the Executive Compensation-Stock Option Committee is an officer or employee of the Company. No other member of the Committee has a current or prior relationship, and no officer who is a statutory insider of the company has a relationship to any other company, required to be described under the Securities and Exchange Commission rules relating to disclosure of executive compensation.


SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     One Director, Donald I. Dussing, Jr., failed to file a report on Form 4 on a timely basis in 2003. The required report, reporting acquisition of stock in the Company, was filed four days after the required filing date.


Audit Committee

     The duties and responsibilities of the Audit Committee of the Board of Directors are governed by the Amended and Restated Audit Committee Charter set forth below. The Audit Committee consists of three directors, Jeffrey C. Swoveland, Thomas Lynch, IV, and Donald I. Dussing, Jr., each of whom qualifies as "independent" under applicable NASDAQ and SEC rules. Each member of the Audit Committee is able to read and understand fundamental financial statements, including balance sheets, income statements and cash flow statements. The Chairman of the Audit Committee, Jeffrey C. Swoveland, qualifies as an "audit committee financial expert" as defined by SEC regulations and possesses "financial sophistication" as defined by SEC regulation as a result of past and previous experience as a Chief Financial Officer and as a Senior Financial
Officer of various corporations and the exercise of financial oversight responsibilities in such positions.

     The Amended and Restated Audit Committee Charter of the Company is attached as Annex A to this Proxy Statement.

REPORT OF THE AUDIT COMMITTEE

     The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Committee reviewed the audited financial statements in the Company's Annual Report for 2003 with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

     The Audit Committee reviewed with the Company's independent auditors, Ernst & Young LLP, who are responsible for expressing their opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability of the Company's accounting principles and such other matters as are required to be discussed with the Committee under generally accepted auditing standards. In addition, the Audit Committee received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), and discussed with the independent auditors the independent auditors' independence from Management and the Company.

     The Audit Committee discussed with the Company's independent auditors the overall scope and plans for its audit. The Audit Committee meets with the independent auditors, without management present, to discuss the results of its examination, its evaluation of the Company's internal controls, and the overall quality of the Company's financial reporting. The Audit Committee held four such meetings during 2003.

     In reliance on the reviews  and  discussions  referred to above,  the Audit
Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2003 for filing with the Securities and Exchange Commission. The Audit Committee and the Board have also recommended the selection of Ernst & Young LLP as the Company's independent auditors for the year ending December 31, 2004.

                                              THE AUDIT COMMITTEE
                                              Jeffrey C. Swoveland, Chairman
                                              Thomas Lynch, IV
                                              Donald I. Dussing, Jr.

CODE OF ETHICS

     The Company has adopted a Code of Ethics which is applicable to employees, officers and Directors of the Company. The Code of Ethics is set forth in full in Annex B to this Proxy Statement and is available on the Company's website (www.Americanlocker.com). The Code is intended to address conflicts of interest, corporate opportunities, confidentiality, fair dealing, protection and proper use of Company assets and compliance with laws, rules and regulations (including inside trading and reporting requirements). The Code of Ethics establishes special ethical rules with respect to the Chief Executive Officer and senior financial officials of the Company. It also establishes compliance procedures and mechanisms for reporting suspected violations.



EMPLOYMENT AND OTHER CONTRACTS

Edward F. Ruttenberg
--------------------

     In November 1999, the Company entered into an employment agreement with Edward F. Ruttenberg, effective November 18, 1999 and as amended effective May 15, 2002 (the "Ruttenberg Agreement"). The Ruttenberg Agreement provides, among other things, (i) that the term of employment will expire on November 18, 2005,
(ii) that base salary will be $15,620 per month, plus any increase in base salary and any incentive compensation as determined by the Board of Directors of the Company, and (iii) that upon the occurrence of a "Trigger Event," Mr. Ruttenberg will be entitled to receive as a special bonus an amount equal to two times his annual base salary at the rate in effect on the closing of such Trigger Event plus the annual bonus, if any, received with respect to the most recently completed fiscal year of the Company. For purposes of the Ruttenberg Agreement, a Trigger Event shall mean the occurrence of the event described in subsection (i) below and one or more of the events described in subsection (ii) below; (i) any Rights issued under the American Locker Group Incorporated Stock Rights Agreement dated November 18, 1999 become exercisable under terms of such Rights Agreement, as amended and in effect from time to time, and (ii) the occurrence of any of the following: (a) a substantial reduction in the base salary, benefits or perquisites provided Mr. Ruttenberg; (b) a relocation of the Company's principal place of business to a location which is more than 50 miles from its current location in Jamestown, New York; or (c) the assignment to Mr. Ruttenberg of any duties inconsistent in any respect with Mr. Ruttenberg's current position with the Company (including status, offices, titles and reporting requirements), or any action by the Company which results in diminution in such position, or Mr. Ruttenberg's current authority, duties or responsibilities, but excluding for this purpose any isolated, insubstantial and inadvertent action not taken in bad faith and which is remedied by the Company. The Ruttenberg Agreement also provides that in the event of a sale of the Company, Mr. Ruttenberg will be entitled to receive an incentive bonus equal to one year's base salary as in effect on the date of the sale. The Ruttenberg Agreement defines "sale of the Company" as any merger or sale of substantially all assets of the Company or the sale or exchange to or with one entity or group acting in concert or more than a majority of the outstanding shares if the Company entitled to vote upon the election of directors. The Ruttenberg Agreement also provides that (a) if a Trigger Event and the sale of the Company occur at the same time, only the payment required to be made as a result of the occurrence of the Trigger Event shall be payable; and (b) if a payment is made as a result of the sale of the Company, any payment made as a result of the subsequent occurrence of a Trigger Event shall be reduced by the amount of such prior payment.

     The Ruttenberg Agreement also provides that in the event of permanent disability, the Company shall pay the employee 100% of his base salary at the rate then in effect for a period of six months from the date of disability and at the rate of 60% thereafter for the balance of the term of the agreement. The Ruttenberg Agreement also provides that such payments shall be reduced by any payments to which Mr. Ruttenberg is entitled under any disability plan then maintained by the Company and by any payments to which Mr. Ruttenberg is entitled under the Federal Social Security disability program.

Roy J. Glosser
--------------

     In May 1996, the Company entered into an employment agreement with Roy J. Glosser, effective May 21, 1996, and amended effective May 15, 2002 (as so amended, the "Glosser Agreement"), pursuant to which Mr. Glosser became President and Chief Operating Officer of the Company. The Glosser Agreement provides, among other things (i) that the term of employment will expire on June 30, 2005, (ii) that the base compensation will be $14,060 per month, plus any increase in base salary and any incentive compensation as determined by the Board of Directors of the Company, and (iii) that in the event of the sale of the Company, Mr. Glosser will be entitled to an incentive bonus equal to one year's base salary in effect at the date of the sale. The Glosser Agreement defines "sale of the Company" as any merger or sale of substantially all assets of the Company or the sale or exchange to or with one entity or group acting in concert of more than a majority of the outstanding shares of the Company entitled to vote upon the election of directors.

     The Glosser Agreement also provides that in the event of permanent disability, the Company shall pay the employee 100% of his base salary at the rate then in effect for a period of six months from the date of disability and at the rate of 60% thereafter for the balance of the term of the agreement. The Glosser Agreement also provides that such payments shall be reduced by any payments to which Mr. Glosser is entitled under any disability plan then maintained by the Company and by any payments to which Mr. Glosser is entitled under the Federal Social Security disability program.


CUMULATIVE TOTAL STOCKHOLDER RETURN
-----------------------------------

     The graph set forth below shows the cumulative total stockholder return (i.e., price change plus reinvestment of dividends) on the Common Stock from the first day of trading in the Common Stock for the past five calendar years as compared to the Russell 2000 Index and a peer group consisting of a group of business equipment manufacturers, including Hon Industries, Inc., Herman Miller, Inc., Xerox Corporation, Steelcase Inc. and Pitney Bowes, Inc. The graph assumes that $100 was invested on January 1, 1999.

     In accordance with the rules of the Securities and Exchange Commission, this presentation is not incorporated by reference into any of the Company's registration statements under the Securities Act of 1933.

             COMPARATIVE CHART REFLECTING FIVE YEAR CUMULATIVE TOTAL
            RETURN AMONG AMERICAN LOCKER GROUP INCORPORATED, RUSSELL
                          2000 INDEX AND MG GROUP INDEX


COMPANY/INDEX/MARKET
                        1998     1999     2000     2001     2002     2003
                        ----     ----     ----     ----     ----     ----
American Locker        100.00    22.28    21.78    67.33    52.87    44.20
Business Equipment     100.00    57.11    34.79    46.55    40.11    58.72
Russell 2000 Index     100.00    19.59   114.43   115.60    90.65   131.78



OTHER TRANSACTIONS

     Charles E. Harris, Secretary of the Company, is a partner in Kirkpatrick & Lockhart LLP which has provided legal services to the Company and its subsidiaries since May 1973 and will continue to provide such services in the future.

     The Alan H. Finegold Company, which is controlled by Alan H. Finegold, a director of the Company, was paid $18,000 for consulting services to the Company in 2003 pursuant to a consulting arrangement under which Alan H. Finegold Company is paid $4,500 per calendar quarter. The arrangement may be discontinued by the Company or Alan H. Finegold Company at any time. Mr. Finegold is also an equity holder in The Law Offices of Alan H. Finegold, LLC, a limited liability company which provided legal services to the Company in 2003 and will continue to provide such services in the future. The Law Offices of Alan H. Finegold was paid $36,770 for such services in 2003.

     Donald I. Dussing, Jr., a director of the Company, is Vice-President of Manufacturers and Traders Trust Company, which has loaned money to the Company under a term loan and revolving credit facility.

     One of the Company's subsidiaries entered into a Manufacturing Agreement with Signore, Inc., to furnish fabricating, assembly and shipping services. The Agreement became effective on January 1, 1989, and has been amended and restated to provide for a term which expires August 31, 2006, subject to automatic renewal for a one year period on September 1, 2006, and subject to termination by either party on one years notice to the other party. The Agreement provides that the cost to the Company for these services be equal to Signore's cost divided by 80%. Pursuant to the Manufacturing Agreement, the Company purchased $2,750,507 and $3,108,646 of material from Signore, Inc. during 2003 and 2002, respectively, at prices that the Company believes are at arm's length. Alexander Ditonto serves as Chairman of Signore, Inc. and is the father-in-law of Roy J. Glosser.

     One of the Company's subsidiaries purchases fabricated parts from Rollform of Jamestown, Inc., a rollforming company owned by Edward F. Ruttenberg, his wife and family, and other relatives of Mr. Edward F. Ruttenberg. Pursuant to this arrangement, the Company purchased $151,124, $183,000 and $215,337 of materials from Rollform of Jamestown, Inc. in 2003, 2002 and 2001, respectively, at prices that the Company believes are at arms length.

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT


     To the knowledge of the management of the Company, only the following persons or groups owned of record or beneficially 5% or more of the outstanding Common Stock of the Company as of March 25, 2004:

Name and Address of                 Amount and Nature of               Percent
 Beneficial Owner                   Beneficial Ownership               of Class
-------------------                 ------------------                 --------

Estate of Harold J. Ruttenberg            89,127                        5.9%(1)
806 Riverview Road
Lemoyne, PA  17043


Estate of Katherine M. Ruttenberg         53,400                        3.5%(1)
806 Riverview Road
Lemoyne, PA  17043


Lawrence J. Goldstein                 173,638(2)                          11.3%
Santa Monica Partners L.P.
1865 Palmer Avenue
Larchmont, NY  10538


(1) The Executrix of the Estate of Harold J. Ruttenberg also serves as the Executrix of the Estate of Katherine M. Ruttenberg.

(2) Includes 4,288 shares owned by Mr. Goldstein, 7,800 shares owned by L. J. Goldstein Company Incorporated Pension Plan and 161,550 shares owned by Santa Monica Partners, L.P. Mr. Goldstein serves as Trustee of the L. J. Goldstein Company Incorporated Pension Plan. Mr. Goldstein is sole owner and serves as President of SMP Asset Management, L.L.C., the sole general partner of Santa Monica Partners, L.P. and may be deemed to be beneficial owner of shares held by Santa Monica Partners, L.P. as a result. Mr. Goldstein disclaims beneficial ownership of such shares held by Santa Monica Partners, L.P. for all other purposes.



----------

                              INDEPENDENT AUDITORS

     The Audit Committee of the Board of Directors of the Company has appointed Ernst & Young LLP as independent auditors to audit the financial statements of the Company and its subsidiaries for the fiscal year ending December 31, 2004 and to report on such audit to the stockholders of the Company.

Audit Fees
----------

     Fees billed by Ernst & Young LLP to the Company for audit services and review of the Company's financial statements included in the Company's annual and quarterly filings with the Securities and Exchange Commission for the years ended December 31, 2002 and December 31, 2003 were $106,950 and $121,390, respectively.

Audit-Related Fees
------------------

     Fees billed by Ernst & Young LLP to the Company for assurance and related services that are reasonably related to the performance of the audit or review of the Company's financial statements and are not reported under the caption "Audit Fees" above for the years ended December 31, 2002 and December 31, 2003, were $7,700 and $8,850, respectively.

Tax Fees
--------

     Fees paid by the Company to Ernst & Young LLP in the last fiscal year for services with respect to tax compliance, tax advice and tax planning for the years ended December 31, 2002 and December 31, 2003 were $59,500 and $47,611, respectively.


Other Fees
----------

     No other fees were paid to Ernst & Young for years ended December 31, 2002 and December 31, 2003.


     The Audit Committee has adopted a policy that requires advance approval of all audit, audit-related, tax services, and other services performed by the independent auditor. The policy provides for pre-approval by the Audit Committee of specifically defined audit and non-audit services. Unless the specific service has been previously pre-approved with respect to that year, the Audit Committee must approve the permitted service before the independent auditor is engaged to perform it. The Audit Committee has delegated to the Chairman of the Audit Committee authority to approve permitted services provided that the Chairman reports any decisions to the Committee at its next scheduled meeting.



     The firm of Ernst & Young LLP has audited the Company's books annually since 1964. The Company has been advised that representatives of Ernst & Young

LLP will be present at the Annual Meeting of Stockholders and they will have an opportunity to make a statement, if they desire to do so, and they will be available to respond to appropriate questions.

                                  OTHER MATTERS

     The management of the Company knows of no other matters which are to be brought before the Annual Meeting other than those matters set forth in this Proxy Statement. However, if any other matters come before the meeting, the holders of the proxies will vote on such matters in accordance with their best judgment.


                   SHAREHOLDER COMMUNICATIONS WITH DIRECTORS

     The Board of Directors has established a process to receive communications from shareholders and other interested parties To communicate with the Board of Directors, any individual director or any group or committee of directors, correspondence should be addressed to the Board of Directors or such individual or group or committee and sent "c/o Corporate Secretary" at 608 Allen Street, Jamestown, New York 14701. Communications sent in this matter will be reviewed by the office of the Corporate Secretary for the sole purpose of determining whether the contents represent a message to one or more of the Corporation's directors.

     In addition, it is the Corporation's policy that each member of the Board of Directors attend the Annual Meeting of the Corporation's shareholders. All of our directors were in attendance at the 2003 Annual Meeting.


                              STOCKHOLDER PROPOSALS

     Under Rule 14a-8 of the Securities and Exchange Commission, any stockholder who intends to submit a proposal for action at the 2004 Annual Meeting of Stockholders must provide notice to the Company which must be received by the Secretary of the Company before December 5, 2004 in order for the proposal to be included in management's proxy statement and form of proxy relating to the 2005 Annual Meeting of Stockholders.

                             By Order of the Board of Directors

                                        Charles E. Harris
                                            Secretary

April 8, 2004

                                     ANNEX A

                       AMERICAN LOCKER GROUP INCORPORATED

                              Amended and Restated

                             Audit Committee Charter

Organization

This charter governs the operations of the Audit Committee. The Board of Directors shall appoint an Audit Committee (the "Committee") of at least three members, consisting entirely of independent directors of the Board, and shall designate one member as chairperson or delegate the authority to designate a chairperson to the Committee. For purposes hereof, members shall be considered independent as long as they satisfy all of the independence requirements for Board Members as set forth in the applicable stock exchange listing standards and Rule 10A-3 of the Exchange Act.

Each  member  of  the  Committee  shall  be  financially   literate,  or  become
financially literate within a reasonable period of time, and at least one member shall be an "audit committee financial expert," as defined by SEC rules.

Members shall not serve on more than three public company audit committees simultaneously.

The Committee shall meet at least quarterly. The Committee shall meet separately and periodically with management, the personnel responsible for the internal audit function, and the independent auditor. The Committee shall report regularly to the Board of Directors with respect to its activities.

Purpose

The purpose of the Committee shall be to:

     o Provide assistance to the Board of Directors in fulfilling their oversight responsibility to the shareholders, potential shareholders, the investment community, and others relating to: (i) the integrity of the Company's financial statements; (ii) the Company's compliance with legal and regulatory requirements; (iii) the independent auditor's qualifications and independence; (iv) and the performance of the Company's internal audit function and independent auditors;
     o Prepare the Audit Committee report that SEC proxy rules require to be included in the Company's annual proxy statement.

The Committee shall retain and compensate such outside legal, accounting, or other advisors, as it considers necessary in discharging its oversight role.

In fulfilling its purpose, it is the responsibility of the Committee to maintain free and open communication between the Committee, independent auditors, the internal auditors, and management of the Company, and to determine that all parties are aware of their responsibilities.

Duties and Responsibilities

The Committee has the responsibilities and powers set forth in this Charter. Management is responsible for the preparation, presentation, and integrity of the Company's financial statements, for the appropriateness of the accounting principles and reporting policies that are used by the Company and for implementing and maintaining internal control over financial reporting. The independent auditors are responsible for auditing the Company's financial statements and internal control over financial reporting, and for reviewing the Company's unaudited interim financial statements.

The Committee, in carrying out its responsibilities, believes its policies and procedures should remain flexible, in order to best react to changing conditions and circumstances. The Committee will take appropriate actions to set the overall corporate "tone" for quality financial reporting, sound business risk practices, and ethical behavior.

The following shall be the principal duties and responsibilities of the Committee. These are set forth as a guide with the understanding that the Committee may supplement them as appropriate.

     o The Committee shall be directly responsible for the appointment, compensation, retention, and oversight of the work of the independent auditors (including resolution of disagreements between management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review, or attest services for the listed issuer, and the independent auditors must report directly to the Committee.

     o At least annually, the Committee shall obtain and review a report by the independent auditors describing: (i) the firm's internal quality control procedure; (ii) any material issues raised by the most recent internal quality control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and (iii) all relationships between the independent auditors and the Company (to assess the auditors' independence).

     o After reviewing the foregoing report and the independent auditors' work throughout the year, the Committee shall evaluate the auditors' qualifications, performance and independence. Such evaluation should include the review and evaluation of the lead partner of the independent auditors and take into account the opinions of management and the Company's personnel responsible for the internal audit function.

     o The Committee shall determine that the independent audit firm has a process in place to address the rotation of the lead audit partner and other audit partners serving the account as required under the SEC independence rules.

     o The Committee shall pre-approve all audit and non-audit services provided by the independent auditors and shall not engage the independent auditors to perform non-audit services proscribed by law or regulation. The Committee may delegate pre-approval authority to a member of the Audit Committee. The decisions of any Committee member to whom pre-approval authority is delegated must be presented to the full Committee at its next scheduled meeting.

     o The Committee shall discuss with the internal auditors and the independent auditors the overall scope and plans for their respective audits, including the adequacy of staffing and budget or compensation.

     o The Committee shall regularly review with the independent auditors any audit problems or difficulties encountered during the course of the audit work, including any restrictions on the scope of the independent auditors' activities or access to requested information, and management's response. The Committee should review any accounting adjustments that were noted or proposed by the auditors but were "passed" (as immaterial or otherwise); any communications between the audit team and the audit firm's national office respecting auditing or accounting issues presented by the engagement; and any "management" or "internal control" letter issued, or proposed to be issued, by the audit firm to the Company.

     o The Committee shall review and discuss the quarterly financial statements, including Management's Discussion and Analysis of Financial Condition and Results of Operations, with management and the independent auditors prior to the filing of the Company's Quarterly Report on Form 10-Q. Also, the Committee shall discuss the results of the quarterly review and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards.

     o The Committee shall review and discuss the annual audited financial statements, including Management's Discussion and Analysis of Financial Condition and Results of Operations, with management and the independent auditors prior to the filing of the Company's Annual Report on Form 10-K (or the annual report to shareholders if distributed prior to the filing of Form 10-K). The Committee's review of the financial statements shall include: (i) major issues regarding accounting principles and financial statement presentations, including any significant changes in the company's selection or application of accounting principles, and major issues as to the adequacy of the company's internal controls and any specific remedial actions adopted in light of material control deficiencies (ii) discussions with management and the independent auditors regarding significant financial reporting issues and judgments made in connection with the preparation of the financial statements and the reasonableness of those judgments; (iii) consideration of the effect of regulatory accounting initiatives, as well as off-balance sheet structures on the financial statements; (iv) consideration of the judgment of both management and the independent auditors about the quality, not just the acceptability of accounting principles; and (v) the clarity of the disclosures in the financial statements. Also, the Committee shall discuss the results of the annual audit and any other matters required to be communicated to the Committee by the independent auditors under professional standards.

     o The Committee shall receive and review a report from the independent auditors, prior to the filing of the Company's Annual Report on Form 10-K (or the annual report to shareholders if distributed prior to the filing of Form 10-K), on all critical accounting policies and practices of the Company; all material alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, including the ramifications of the use of such alternative treatments and disclosures and the treatment preferred by the independent auditor; and other material written communications between the independent auditors and management.

     o    The Committee shall review and approve all related party transactions.

     o The Committee shall review and discuss earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies.

     o The Committee shall review management's assessment of the effectiveness of internal control over financial reporting as of the end of the most recent fiscal year and the independent auditors' report on management's assessment.

     o The Committee shall discuss with management, the internal auditors, and the independent auditors the adequacy and effectiveness of internal control over financial reporting, including any significant deficiencies or material weaknesses identified by management of the Company in connection with its required quarterly certifications under
          Section 302 of the Sarbanes-Oxley Act. In addition, the Committee shall discuss with management, the internal auditors, and the independent auditors any significant changes in internal control over financial reporting that are disclosed, or considered for disclosures, in the Company's periodic filings with the SEC.

     o The Committee shall review the Company's compliance systems with respect to legal and regulatory requirements and review the Company's code of conduct and programs to monitor compliance with such programs. The Committee shall receive corporate attorneys' reports of evidence of a material violation of securities laws or breaches of fiduciary duty.

     o The Committee shall discuss the Company's policies with respect to risk assessment and risk management, including the risk of fraud. The Committee also shall discuss the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures.

     o The Committee shall establish procedures for the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters, and the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

     o The Committee shall set clear hiring policies for employees or former employees of the independent auditors that meet the SEC regulations and stock exchange listing standards.

     o The Committee shall determine the appropriate funding needed by the Committee for payment of: (1) compensation to the independent audit firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review, or attest services for the Company;
          (2) compensation to any advisers employed by the Committee; and (3) ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

     o The Committee shall perform an evaluation of its performance at least annually to determine whether it is functioning effectively.

     o The Committee shall review and reassess the charter at least annually and obtain the approval of the board of directors.

                                     ANNEX B

                       AMERICAN LOCKER GROUP INCORPORATED

                       Code of Business Conduct and Ethics

Introduction
------------

     This Code of Business Conduct and Ethics (this "Code") is designed to give employees, officers and directors of the Company (collectively, "Participants") guidance in recognizing and dealing with ethical issues, provide mechanisms for reporting unethical conduct and foster a culture of honesty and accountability. All Participants must conduct themselves in accordance with this Code, and violators will be subject to disciplinary action.

1.   Conflicts of interest.
     ---------------------

     A "Conflict of Interest" occurs when an individual's private interest improperly interferes with the interests of the Company. A Conflict of Interest may arise when (a) a Participant takes actions or has interests that may make it difficult to perform his or her Company work objectively and effectively, (b) a Participant, or a member of his or her family, receives improper personal benefits as a result of his or her position in the Company, (c) a Participant, or a member of his or her family, serves as a director, officer, employee or agent for a competitor of the Company, or (d) a Participant, or a member of his or her family, receives a loan (or guarantee of an obligation) from the Company.

     Conflicts of Interest are prohibited by this Code, except as provided in guidelines approved by the Board of Directors. It is impossible to list all situations or relationships that might create a Conflict of Interest. If a Participant is unsure whether a particular set of circumstances creates a Conflict of Interest, he or she should follow the procedures outlined in Section 9(a) below.

2.   Corporate Opportunities.
     -----------------------

     Participants are prohibited from taking for themselves personally business opportunities discovered through the use of corporate property, information or position without the consent of the Board of Directors. Participants may not use corporate property, information, or position for improper personal gain. Employees are prohibited from directly or indirectly competing with the Company. Participants owe a general duty to the Company to advance its interests when the opportunity to do so arises.

3.   Confidentiality.
     ---------------

     Participants must maintain the confidentiality of confidential information entrusted to them by the Company or its customers, except when disclosure is authorized by the Company's Chairman or President or mandated by applicable laws, rules or regulations. Confidential information includes non-public information that might be of use to competitors, or whose disclosure might be harmful to the Company or its customers, if disclosed.

4.   Fair dealing.
     ------------

     The Company strives to outperform its competition with superior performance and without the use of unethical or illegal practices. Accordingly, Participants should endeavor to respect the rights of and deal fairly with the Company's customers, suppliers, competitors and employees. For example, Participants should not (a) give cash (or cash equivalent) gifts to any person or entity in the course of Company duty, (b) spread rumors about competitors, customers or suppliers that the Participant knows are false, (c) intentionally misrepresent the nature or quality of the Company's products and services, or (d) otherwise take unfair advantage of anyone through unfair-dealing practices.

5.   Protection and proper use of company assets.
     -------------------------------------------

     Participants should endeavor to protect the Company's assets and ensure their efficient use. Theft, carelessness and waste have a direct impact on the Company's profitability. Company assets should not be used for non-Company business, except that incidental personal use may be permitted.

     The obligation of Participants to protect the Company's assets includes its proprietary information. Proprietary information includes intellectual property such as trade secrets, patents, trademarks, and copyrights, as well as business, marketing and service plans, engineering and manufacturing ideas, designs, databases, records, salary information and any unpublished financial data and reports. Unauthorized use or distribution of this information would violate Company policy. It could also be illegal and result in civil or even criminal penalties.

6.   Compliance with laws, rules and regulations (including insider trading laws).
     ----------------------------------------------------------------------

     Participants must obey the laws, rules and regulations of the cities, states and countries in which the Company operates, including insider trading laws. Participants must seek advice from supervisors, the Company's Chairman or President or other appropriate personnel when unsure about what is required by applicable laws, rules and regulations.

7. Special Ethical Obligations of the Chief Executive and Senior Financial Officers.
     ---------------------------------------------------------------------------

     It is Company policy to make full, fair, accurate, timely and understandable disclosure in compliance with all applicable laws, rules and regulations in all reports and documents that the Company files with, or submits to, the Securities and Exchange Commission and in all other public communications made by the Company. The Company's Chief Executive Officer, Chief Financial Officer and Chief Accounting Officer (or persons performing similar functions) (together, "Senior Officers") are each required to abide by this policy and to promote compliance with this policy by all employees. Each Senior Officer also has the following specific responsibilities:

     o Exercise leadership in creating a culture of high ethical standards and commitment to compliance, maintain a work environment that encourages employees to raise concerns, promptly address employee compliance concerns, and act in an honest and ethical manner.

     o Promptly bring to the attention of the Company's Board of Directors any material information of which he or she becomes aware that affects the disclosures made by the Company in its public filings.

     o Promptly bring to the attention of the Company's Board of Directors and Audit Committee any information he or she may have concerning (a) significant deficiencies in the design or operation of internal controls that could adversely affect the Company's ability to record, process, summarize and report financial data and (b) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's financial reporting, disclosures or internal controls.

     o Promptly bring to the attention of the Company's Chairman or President any information he or she may have concerning any violation of this Code by any member of management or other employees who have a significant role in the Company's financial reporting, disclosures or internal controls.

     o Promptly bring to the attention of the Company's Chairman or President and Audit Committee any information he or she may have concerning evidence of a material violation of the securities or other laws, rules or regulations applicable to the Company and the operation of its business, by the Company or any agent thereof.

8.   Waivers.
     -------

     Any waiver of this Code for executive officers or directors may be made only by the Board of Directors or a committee thereof and will be promptly disclosed as required by applicable laws or stock exchange regulations.

9.   Compliance Procedures.
     ---------------------

     Participants should endeavor to promote ethical behavior and prompt and consistent action against violations of this Code.

     (a)  Questions Under the Policy.
          --------------------------

     If a Participant is unsure whether a situation might involve a violation of this Code, he or she should seek guidance before acting. If in doubt, Participants should take the following steps:

     o Gather sufficient facts to evaluate the situation, and use common sense to determine whether unethical or illegal behavior might be involved.

     o    Discuss the situation with a supervisor.

     o Discuss the situation with the Company's Chairman or President if (i) the Participant believes that the supervisor is not an appropriate person with whom to discuss the situation or (ii) the Participant considers the supervisor's response inadequate.

     (b)  Reporting Violations.
          --------------------

     Participants have a duty to report violations or suspected violations of this Code or any violation, of laws, rules or regulations to the Company's Chairman or President. If a Participant's situation requires that his or her identity be kept secret, the Participant's anonymity will be protected to the extent permitted by law. It is the policy of the Company to not permit retaliation against Participants for such reports that are made in good faith.

10.  No Rights Created
     -----------------

     This Code of Business Conduct and Ethics is a statement of certain fundamental principles, policies and procedures that govern the Company's employees, officers and directors in the conduct of the Company's business. It is not intended to and does not create any rights in any employee, customer, client, supplier, competitor, shareholder or any other person or entity.

PROXY

                       AMERICAN LOCKER GROUP INCORPORATED

                SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                       AMERICAN LOCKER GROUP INCORPORATED

     The undersigned hereby appoints Edward F. Ruttenberg and Roy J. Glosser, and each of them, with power of substitution in each, and in place of each, in case of substitution, his substitute, as proxies or proxy to represent the undersigned at the Annual Meeting of Stockholders of American Locker Group Incorporated to be held at the offices of Kirkpatrick & Lockhart LLP, Oliver Building (Second Floor), 535 Smithfield Street, Pittsburgh, Pennsylvania 15222, on May 11, 2004 at 10:00 A.M., Eastern Daylight Time, and at any adjournments thereof, and to vote with respect to all shares, as fully as the undersigned would be entitled to vote if personally present (a) in the manner designated hereon with respect to Proposal 1, and (b) in their discretion on such other matters as may properly come before the meeting.


                     (Please Date and Sign on Reverse Side)

1.  ELECTION OF BOARD OF
    DIRECTORS OF SEVEN MEMBERS

FOR                WITHHOLD          Alan H. Finegold, Roy J. Glosser, Thomas
all nominees       AUTHORITY         Lynch IV, Edward F. Ruttenberg, Anthony J.
listed             to vote for       Crisafio, Jeffrey C. Swoveland and Donald
(except as         all nominees      I. Dussing, Jr.
otherwise          listed
indicated                            (To withhold authority to vote for an
with respect                         individual nominee, write his name on the
to                                   following line)
individual
nominees)                            ------------------------------------------
                                     (The shares represented by this proxy will be voted "FOR" each nominee unless authority to vote is withheld in the manner provided above).



                                        Dated                       , 2004
                                              ----------------------

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                                                     Signature

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                                                     Signature

                                        NOTE:  Please sign exactly as name
                                        appears on this card.  When signing
                                        as executor, trustee, etc. or as an
                                        officer of a corporation, give full
                                        title as such.  If shares are held
                                        jointly, all holders should sign.

                                        PLEASE VOTE, SIGN AND MAIL TODAY